Mirae Asset Discovery Funds

(the “Funds”)

Supplement dated October 29, 2015 to the Funds’ Prospectus dated August 28, 2015

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Funds’ Prospectus dated August 28, 2015.

Each Fund’s “Shareholder Fees” table, located on the first page of each Fund’s summary section is deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 18 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Under the “Description Of The Share Classes” Section of the Funds’ Prospectus, the chart providing a summary of the differences among the classes of shares is deleted and replaced with the following:

	Class A	Class C	Class I
Initial Sales Charge	Initial sales charge applies. Deducted from your investment so that not all of your purchase payment is invested.	No initial sales charge. Entire purchase price is invested in shares of the Fund.	No initial sales charge. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge	Generally no deferred sales charge. May be charged a 1.00% deferred sales charge for purchases of $1 million or more that are redeemed within 18 months of investment.	1.00% deferred sales charge applies. Payable if you redeem within one year of purchase.	No deferred sales charge.
Distribution and Service (12b-1) Fee	0.25% Distribution and Service (12b-1) Fee.	1.00% Distribution and Service (12b-1) Fee.	No Distribution and Service (12b-1) Fee.
Availability	Generally available.	Generally available.	Limited availability. Please see “Account Information – Description of the Shares Classes – Class I Shares” below for eligibility requirements.

Under the “Description Of The Share Classes-Class A Shares” Section of the Funds’ Prospectus, the footnotes under the table listing the sales charge rates are deleted and replaced with the following:

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
**

No initial sales charge applies on investments of $1 million or more. However, a deferred sales charge of 1.00% is imposed on certain redemptions of such investments within 18 months of purchase. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information.

***

Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A Shares. See “Purchase and Redemption of Shares – Additional Information About the CDSC for Class A Shares” in the SAI for more information. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Class A Shares – Initial Sales Charge Waivers” are not eligible for sales commissions on purchases of $1 million or more.

Under the “Description Of The Share Classes-Contingent Deferred Sales Charge (CDSC)” Section of the Funds’ Prospectus, the first paragraph is deleted and replaced with the following:

You pay a CDSC of 1.00% when you redeem:

•

Class A Shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within 18 months of purchase.

•

Class C Shares within 12 months of purchase.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

Mirae Asset Discovery Funds

(the “Funds”)

Supplement dated October 29, 2015 to the Funds’ Statement of Additional information (“SAI”) dated August 28, 2015

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Funds’ SAI dated August 28, 2015.

The “Purchase And Redemption Of Shares-Additional Information About The CDSC For Class A Shares” section of the Funds’ SAI is deleted and replaced with the following:

As discussed in the Prospectus, initial sales charges may be waived for shareholders investing $1 million or more, and Mirae Asset USA may pay, from its own resources, a sales commission to brokers that initiate and are responsible for purchases of $1 million or more at the following rates:

Amount of Purchase	Sales Commission as a Percentage of Dollar Amount Subject to Charge
$1 million up to but not exceeding $5 million	1.00%
In excess of $5 million up to but not exceeding $10 million	0.50%
In excess of $10 million	0.25%

A CDSC of 1.00% is imposed on certain redemptions of such investments of $1 million or more within eighteen months after purchase.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE